UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported): February 12, 2014

NEXT GENERATION ENERGY CORP.
(Exact name of registrant as specified in charter)

Nevada	002-74785-B	88-0169543
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

4270 John Marr Drive, Unit 1575 Annandale, Virginia  22003
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including area code: 703-372-1282

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement
Item 3.02	Unregistered Sales of Equity Securities
Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Agreements of Certain Officers

On February 12, 2014, Joel Sens resigned as an officer and executive officer of Next Generation Energy Corp. (the “Company”) pursuant to an Agreement entered between the Company, Mr. Sens, Knox County Minerals LLC and Seawright Holdings Inc. (“Seawright”) (the “Sens Agreement”).  The Sens Agreement was dated January 24, 2014 but signed on February 12, 2014.  Pursuant to the Sens Agreement, Mr. Sens and Seawright  agreed to return 4,650,000 and 10,000,000 shares of common stock, respectively, to the Company for cancellation.  In consideration for Seawright returning the 10,000,000 shares of common stock to the Company, the Company agreed to a reduction of $25,000 in the amount of debt owed to the Company by Seawright.  Further, the parties agreed to a full release except with respect to the debt owed to the Company by Seawright.

Additionally, in order to further clean up the Company’s balance sheet, the Company  entered into an Agreement dated January 22, 2014 with a debt holder (the “Debt Holder”) pursuant to which the Company and the Debt Holder agreed to convert $30,000 in debt into 10,000,000 shares of common stock.  The debt was initially incurred on November 27, 2012.  The Sole Director of the Company approved the conversion on February 13, 2014.   As a result of the conversion and issuances to consultants and employees, the Company presently has 228,346,094 shares of common stock outstanding.

The above securities were offered and sold to the parties in private placement transactions made in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933 and Rule 506 promulgated thereunder. The Debt Holder is an accredited investors as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933.

This description of the above transactions do not purport to be complete and are qualified in its entirety by reference to the financing documents, which are attached as exhibits hereto and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description of Exhibit
4.1	Agreement between Next Generation Energy Corp. and Actual Investments LLC (1)

10.1	Agreement entered between Next Generation Energy Corp., Joel Sens, Knox County Minerals LLC and Seawright Holdings Inc. (1)

(1)	Incorporated by reference to the Form 8-K Current Report filed with the Securities and Exchange Commission on Feburary 13, 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEXT GENERATION ENERGY CORP.

By:	/s/ Darryl Reed
Name: Darryl Reed Title: Chief Executive Officer

Date:    March 3, 2014
             Annandale, Virginia